  Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended

September 30, 2012

2901 Butterfield Road

Oak Brook, Illinois 60523

Telephone:  (630) 218-8000

Facsimile:  (630) 218-7357

www.inlandrealestate.com

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012

TABLE OF CONTENTS

Page

Earnings Press Release	2 – 12

Financial Highlights	13 – 15

Debt Schedule	16 – 20

Significant Retail Tenants	21 – 22

Lease Expiration Analysis	23 – 25

Leasing Activity	26 – 34

Same Store Net Operating Income Analysis	35 – 36

Property Transactions	37 – 38

Unconsolidated Joint Ventures	39 – 43

Property List	44 – 55

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A"Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the "SEC") on February 27, 2012 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation Contacts:
Dawn Benchelt, Investor Relations Director	Joel Cunningham, Media Relations
(630) 218-7364	(630) 218-8000 x4897
benchelt@inlandrealestate.com	joel.cunningham@inlandrealestate.com

Inland Real Estate Corporation

Reports Third Quarter 2012 Results

OAK BROOK, IL (November 1, 2012) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three and nine months ended September 30, 2012.

Key Points

•

Funds From Operations (FFO) per common share was $0.22 for the third quarter of 2012, compared to $0.22 for the third quarter of 2011.

•

Consolidated same store net operating income (NOI) rose for the seventh consecutive quarter, increasing 5.5 percent for the quarter ended September 30, 2012, over the third quarter of 2011; consolidated same store NOI increased 5.0 percent for the nine months ended September 30, 2012, over the same period last year.

•

Total portfolio leased occupancy was 93.1 percent and financial occupancy was 90.6 percent at September 30, 2012.  Both rates improved 20 basis points over the second quarter and 40 basis points over the first quarter.

•

Company executed 94 leases for 424,377 square feet within the total portfolio for the three months ended September 30, 2012, the third consecutive quarter of increased leasing volume. A total of 102,012 square feet, or nearly 50 percent of square feet leased under new and non-comparable leases signed during the quarter, was leased to anchor tenants.

•

Company increased average base rent for new leases signed in the total portfolio by 39.7 percent and renewal leases by 14 percent over expiring average rents for the quarter.

•

Following the close of the quarter, IRC-PGGM joint venture agreement upsized to provide for the acquisition of approximately $400 million of additional retail shopping centers within Midwestern U.S. markets.

•

Company amended consolidated unsecured credit facilities to increase total capacity by $50 million to $350 million, secure improved rates and extend maturity dates.

Financial Results for the Quarter

For the quarter ended September 30, 2012, FFO attributable to common stockholders was $19.4 million, compared to $19.3 million for the third quarter of 2011. On a per share basis, FFO was $0.22 (basic and diluted) for both the third quarter of 2012 and the third quarter of 2011.

Net loss attributable to common stockholders for the third quarter of 2012 was $0.5 million, compared to net income of $2.7 million for the third quarter of 2011. On a per common share basis, net loss attributable to common stockholders was $0.01 (basic and diluted), compared to net income of $0.03 for the prior year quarter. Net loss for the quarter was impacted primarily by increased general and administrative expenses and depreciation and amortization expenses on new acquisitions.  The loss was partially offset by decreased interest expense.

0

"Our significant presence in primary Midwest markets, supported by a strong operating platform, drove healthy performance for the period," said Mark Zalatoris, Inland Real Estate Corporation’s president and chief executive officer. "The 5.5 percent gain in consolidated same store net operating income over one year ago is the seventh consecutive quarterly increase delivered. There is also good momentum in leasing volume. For the total portfolio, we leased 424,377 square feet of gross leasable area, including more than 100,000 square feet of space signed with in-demand anchor retailers in the Greater Chicago and Twin Cities metro areas."

Added Zalatoris, "Amendments made to our consolidated unsecured credit facilities this quarter, which include improved rates, extended maturities and increased capacity, enhance our liquidity. In addition, we have increased the target acquisition level for our joint venture with PGGM. The new threshold objective of approximately $400 million in additional retail shopping centers within the Midwest is a productive step forward in our growth strategy."

Financial Results for the Nine Months Ended September 30, 2012

For the nine months ended September 30, 2012, FFO attributable to common stockholders was $61.4 million, compared to $40.5 million for the same period in 2011. On a per share basis, FFO for the nine-month period was $0.69 (basic and diluted), compared to $0.46 for the nine months ended September 30, 2011. FFO for the period increased primarily due to lower interest expense and higher consolidated same store NOI, as well as the impact in 2011 of non-cash asset impairment charges on non-operating properties.

FFO adjusted for non-cash items was $56.8 million for the nine months ended September 30, 2012, compared to FFO adjusted for asset impairment charges and other non-cash items, of $53.0 million for the prior year period. On a per share basis, FFO adjusted was $0.64 (basic and diluted), compared to $0.60 for the same period of 2011. FFO adjusted was impacted by the same factors affecting FFO.

Net income attributable to common stockholders for the nine months ended September 30, 2012, was $1.7 million, compared to a net loss of $9.0 million for the same period in 2011. On a per share basis, net income attributable to common stockholders was $0.02 (basic and diluted), compared to a net loss of $0.10 for the nine months ended September 30, 2011. Net income for the nine-month period increased as a result of the same items that impacted FFO. Net income also increased due to the impact in 2011 of the change in control of Orchard Crossing.

Reconciliations of FFO and FFO adjusted to net income (loss) attributable to common stockholders, calculated in accordance with U.S. GAAP, as well as FFO and FFO adjusted per share to net income (loss) attributable to common stockholders per share, are provided at the end of this news release.

Portfolio Performance

The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and nine-month periods during each year. A total of 96 of the Company’s investment properties within the consolidated portfolio satisfied this criterion during these periods and are referred to as "same store" properties. Same store NOI is a supplemental non-GAAP measure used to monitor the performance of the Company’s investment properties.

A reconciliation of consolidated same store NOI to net income (loss) attributable to common stockholders, calculated in accordance with U.S. GAAP, is provided at the end of this news release.

Consolidated same store NOI was $23.0 million for the quarter and $68.9 million for the nine months ended September 30, 2012, representing increases of 5.5 percent and 5.0 percent, respectively over the prior year periods. The gains were due to increased rental income from new leases and the conclusion of any associated rent abatement periods.

As of September 30, 2012, same store financial occupancy for the consolidated portfolio was 89.2 percent, representing an increase of 200 basis points over September 30, 2011.

Leasing

For the quarter ended September 30, 2012, the Company executed 94 leases within the total portfolio aggregating 424,377 square feet of gross leasable area (GLA). Leasing activity for this period included 56 renewal leases comprising 218,281 square feet of GLA with an average rental rate of $15.10 per square foot, which represents an increase of 14.0 percent over the average expiring rent. Seventeen new leases and 21 non-comparable leases aggregating 206,096 square feet of GLA were signed during the quarter. New leases executed had an average rental rate of $15.81 per square foot, an increase of 39.7 percent over the expiring rent.  The increase was driven primarily by two leases signed with soft goods retailers for spaces that were previously leased to a national grocer and a former fitness club in the Chicagoland portfolio.

The non-comparable leases signed have an average rental rate of $16.72 per square foot. Non-comparable leases represent leases signed for expansion square footage or for space in which there was no former tenant in place for one year or more. On a blended basis, the 73 new and renewal leases signed during the quarter had an average rental rate of $15.35 per square foot, representing an increase of 22 percent over the average expiring rent. The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Leased occupancy for the total portfolio was 93.1 percent as of September 30, 2012, compared to 94.1 percent as of September 30, 2011. The decrease in total portfolio leased occupancy was due to previously disclosed lease expirations or terminations of certain big-box spaces currently being repositioned or under contract for sale.

Financial occupancy for the total portfolio was 90.6 percent as of September 30, 2012, compared to 89.4 percent as of September 30, 2011. The increase of 120 basis points in total portfolio financial occupancy over the one year ago period was due to new tenants exiting abatement periods and beginning to pay rent. Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of the lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, and excludes tenants in abatement periods.

EBITDA, Balance Sheet, Liquidity and Market Value

The Company reported earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for non-cash items, of $34.2 million for the quarter, compared to $32.0 million for the third quarter of 2011. For the nine months ended September 30, 2012, adjusted EBITDA was $98.7 million, compared to $92.3 million for the prior year period. Definitions and reconciliations of EBITDA and adjusted EBITDA to net income (loss) are provided at the end of this news release.

EBITDA coverage of interest expense, adjusted, was 2.8 times for the quarter ended September 30, 2012, compared to 2.5 times for the third quarter of 2011. The Company has provided EBITDA and related non-GAAP coverage ratios because it believes EBITDA and the related ratios provide useful supplemental measures in evaluating the Company’s operating performance in that expenses that may not be indicative of operating performance are excluded.

During the quarter, the Company entered into amendments to its consolidated unsecured credit agreements to, among other things: (1) extend the maturity dates of the line of credit facility to 2016, excluding a one-year extension option, and the term loan to 2017; (2) increase the amounts borrowed under the term loan and available under the line of credit facility to $175 million each (excluding the $100 million accordion feature of the line of credit); (3) reduce the graduated interest rate spread that varies with the Company’s leverage ratio; and (4) add an investment grade pricing grid. The Company had $55 million outstanding on its $175 million unsecured line of credit facility at the end of the third quarter.

As of September 30, 2012, the Company had an equity market capitalization (common shares) of $736.4 million, outstanding preferred stock of $110.0 million (at face value), and total debt outstanding of $1.0 billion (including the pro-rata share of debt in unconsolidated joint ventures and full face value of outstanding 5.0% convertible senior notes, due 2029) for a total market capitalization of approximately $1.9 billion and a debt-to-total market capitalization of 54.4 percent. Approximately 64 percent of total debt bears interest at fixed rates. As of September 30, 2012, the weighted average interest rate on the fixed rate debt was 5.23 percent and the overall weighted average interest rate, including variable rate debt, was 4.30 percent.

Dispositions

On August 1, 2012, the Company sold for $2.3 million a single-tenant retail property leased to Walgreens in Jennings, Missouri. In addition, on October 9, 2012, the Company sold for $4.5 million the 43,762-square-foot Hartford Plaza in Naperville, Illinois.  Each property was sold at a price above its current carrying value.  The Company expects to recycle proceeds from the sales into new acquisitions with higher growth potential.

Joint Venture Activity

During the quarter, the Company’s venture with IPCC acquired two free-standing retail properties located in Villa Park, Illinois and New Bedford, Massachusetts, for $4.9 million and $2.7 million, respectively. Both properties are leased to Walgreens.

Following the close of the quarter, the Company and PGGM entered into an amendment to their joint venture agreement. Subject to the terms and conditions of the amendment, the partners increased their maximum contribution obligations to allow for the acquisition of approximately $400 million of additional grocery-anchored and community retail centers within Midwestern markets. The amendment increases the Company’s maximum total contribution from approximately $160 million to $280 million, and PGGM’s maximum total equity contribution from approximately $130 million to $230 million. Subsequent to the amendment, the Company’s remaining commitment is approximately $130 million and PGGM’s remaining commitment is approximately $107 million.  The Company believes the key benefit of the joint venture with PGGM is the fact that it provides the Company the opportunity to achieve a higher yield on investment for assets acquired by the venture as a result of the fee income it receives from PGGM for leasing and managing the properties.

Total fee income from unconsolidated joint ventures was $1.5 million for the quarter, compared to $1.7 million for the prior year period. Fee income from unconsolidated joint ventures for the quarter was lower due to the timing of sales of interests in properties through the IRC-IPCC venture. The decrease was partially offset by increased management fees from additional assets under management through the joint ventures with PGGM and IPCC.

Distributions

In August, September and October of 2012, the Company paid a monthly cash dividend to Preferred Stockholders of $0.169271 per share on the outstanding shares of its 8.125% Series A Cumulative Redeemable Preferred Stock. In addition, the Company has declared a cash dividend of $0.169271 per share on the outstanding shares of its Preferred Stock, payable on November 15, 2012, to Preferred Stockholders of record as of November 1, 2012.

In August, September and October of 2012, the Company paid monthly cash distributions to Common Stockholders of $0.0475 per common share. The Company also declared a cash distribution of $0.0475 per common share, payable on November 19, 2012, to common stockholders of record as of October 31, 2012.

Guidance

The Company reaffirms the guidance provided for fiscal year 2012 that FFO adjusted per common share (basic and diluted) is expected to range from $0.84 to $0.89 and average total portfolio financial occupancy is expected to range from 90 percent to 91 percent.  Consolidated same store net operating income is now expected to increase by 2 percent to 4 percent.

Conference Call/Webcast

Management will host a conference call to discuss the Company’s financial and operational results for third quarter 2012 on Thursday, November 1, 2012, at 2:00 p.m. CT (3:00 p.m. ET). Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer; Brett Brown, Chief Financial Officer; and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-877-317-6789 for callers within the United States, 1-866-605-3852 for callers dialing from Canada, or

1-412-317-6789 for other international callers. A live webcast also will be available on the Company’s website at www.inlandrealestate.com. The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on November 14, 2012. Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the conference number 10018870. An online playback of the webcast will be archived for approximately one year within the investor relations section of the Company’s website.

About Inland Real Estate Corporation

Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that owns and operates open-air neighborhood, community, power and lifestyle retail centers and single-tenant properties located primarily in the Midwestern United States. As of September 30, 2012, the Company owned interests in 150 investment properties, including 42 owned through its unconsolidated joint ventures, with aggregate leasable space of approximately 15 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three and nine months ended September 30, 2012, is available at www.inlandrealestate.com.

Certain statements in this news release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A"Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the "SEC") on February 27, 2012 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets

September 30, 2012 and December 31, 2011

(In thousands except per share data)

	September 30, 2012 (unaudited)	December 31, 2011
Assets:

Investment properties:
Land	$321,032	314,384
Construction in progress	8,657	1,669
Building and improvements	983,850	950,421

	1,313,539	1,266,474
Less accumulated depreciation	328,156	323,839

Net investment properties	985,383	942,635

Cash and cash equivalents	10,865	7,751
Investment in securities	8,740	12,075
Accounts receivable, net	26,675	29,582
Mortgages receivable	10,743	515
Investment in and advances to unconsolidated joint ventures	120,146	101,670
Acquired lease intangibles, net	45,065	31,948
Deferred costs, net	19,766	18,760
Other assets	18,762	14,970

Total assets	$1,246,145	1,159,906

Liabilities:

Accounts payable and accrued expenses	$33,550	33,165
Acquired below market lease intangibles, net	19,189	11,147
Distributions payable	4,588	4,397
Mortgages payable	448,298	391,202
Unsecured credit facilities	280,000	280,000
Convertible notes	28,211	27,863
Other liabilities	20,354	21,719

Total liabilities	834,190	769,493

Stockholders' Equity:

Preferred stock, $0.01 par value, 12,000 shares authorized; 4,400 and 2,000 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at September 30, 2012 and December 31, 2011, respectively	110,000	50,000
Common stock, $0.01 par value, 500,000 Shares authorized; 89,258 and 88,992 Shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively	892	890
Additional paid-in capital (net of offering costs of $70,080 and $67,753 at September 30, 2012 and December 31, 2011, respectively)	783,656	783,211
Accumulated distributions in excess of net income	(471,643)	(435,201)
Accumulated comprehensive loss	(9,407)	(7,400)

Total stockholders' equity	413,498	391,500

Noncontrolling interest	(1,543)	(1,087)

Total equity	411,955	390,413

Total liabilities and equity	$1,246,145	1,159,906

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets (continued)

September 30, 2012 and December 31, 2011

(In thousands except per share data)

The following table presents certain assets and liabilities of consolidated variable interest entities (VIEs), which are included in the Consolidated Balance Sheet above as of September 30, 2012.  There were no consolidated VIE assets and liabilities as of December 31, 2011.  The assets in the table below include only those assets that can be used to settle obligations of consolidated VIEs.  The liabilities in the table below include third-party liabilities of consolidated VIEs only, and exclude intercompany balances that are eliminated in consolidation.

September 30, 2012
Assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs:

Investment properties:
Land	$5,874
Building and improvements	24,145

30,019
Less accumulated depreciation	362

Net investment properties	29,657

Accounts receivable, net	33
Acquired lease intangibles, net	5,045
Other assets	16

Total assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs	$34,751

Liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company:

Accounts payable and accrued expenses	$69
Acquired below market lease intangibles, net	853
Mortgages payable	13,035

Total liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company	$13,957

INLAND REAL ESTATE CORPORATION

Consolidated Statements of Operations

For the three and nine months ended September 30, 2012 and 2011 (unaudited)

(In thousands except per share data)

	Three months ended September 30, 2012	Three months ended September 30, 2011	Nine months ended September 30, 2012	Nine months ended September 30, 2011
Revenues:
Rental income	$29,699	29,774	86,943	89,526
Tenant recoveries	9,120	9,775	28,384	33,142
Other property income	585	453	1,882	1,407
Fee income from unconsolidated joint ventures	1,486	1,740	3,554	4,240
Total revenues	40,890	41,742	120,763	128,315

Expenses:
Property operating expenses	5,595	6,178	17,789	22,479
Real estate tax expense	7,699	8,211	22,385	24,765
Depreciation and amortization	13,787	12,850	42,819	37,830
Provision for asset impairment	-	-	-	5,223
General and administrative expenses	4,314	3,335	13,273	10,809
Total expenses	31,395	30,574	96,266	101,106

Operating income	9,495	11,168	24,497	27,209

Other income	391	421	2,856	2,181
Gain (loss) on change in control of investment properties	-	-	1,043	(1,400)
Loss on sale of investment properties	(23)	-	(23)	-
Gain on sale of joint venture interest	112	360	176	913
Interest expense	(9,155)	(10,500)	(27,193)	(32,446)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	820	1,449	1,356	(3,543)

Income tax benefit (expense) of taxable REIT subsidiaries	(334)	209	4,347	1,154
Equity in earnings (loss) of unconsolidated joint ventures	842	13	1,631	(8,321)
Income (loss) from continuing operations	1,328	1,671	7,334	(10,710)
Income (loss) from discontinued operations	331	1,028	(112)	1,785
Net income (loss)	1,659	2,699	7,222	(8,925)

Net (income) loss attributable to the noncontrolling interest	28	(46)	103	(111)
Net income (loss) attributable to Inland Real Estate Corporation	1,687	2,653	7,325	(9,036)

Dividends on preferred shares	(2,185)	-	(5,663)	-
Net income (loss) attributable to common stockholders	$(498)	2,653	1,662	(9,036)

Basic and diluted earnings attributable to common shares per weighted average common share:

Income (loss) from continuing operations	$(0.01)	0.02	0.02	(0.12)
Income (loss) from discontinued operations	-	0.01	-	0.02
Net income (loss) attributable to common stockholders per weighted average common share – basic and diluted	$(0.01)	0.03	0.02	(0.10)

Weighted average number of common shares outstanding – basic	89,049	88,754	88,973	88,426
Weighted average number of common shares outstanding – diluted	89,049	88,870	89,109	88,426

Comprehensive income:

Net income (loss) attributable to common stockholders	$(498)	2,653	1,662	(9,036)
Unrealized gain (loss) on investment securities	184	(2,048)	894	(1,832)
Reversal of unrealized (gain) loss to realized (gain) loss on investment securities	6	(29)	(1,032)	(1,191)
Unrealized loss on derivative instruments	(602)	(5,321)	(1,869)	(5,976)

Comprehensive loss	$(910)	(4,745)	(345)	(18,035)

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest.  NAREIT has clarified that FFO also excludes impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate.  We have adopted the NAREIT definition for computing FFO.  We adjust FFO for the impact of non-cash impairment charges, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations.  Management uses the calculation of FFO and FFO adjusted for several reasons.  FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  Additionally, we use FFO and FFO adjusted to compare our performance to that of other REITs in our peer group.  .  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO and FFO adjusted for the periods presented, reconciled to net income (loss) attributable to common stockholders for these periods.

	Three months ended September 30, 2012	Three months ended September 30, 2011	Nine months ended September 30, 2012	Nine months ended September 30, 2011

Net income (loss) attributable to common stockholders	$(498)	2,653	1,662	(9,036)
Gain on sale of investment properties	(722)	(358)	(722)	(555)
(Gain) loss from change in control of investment properties	-	-	(1,043)	1,400
Impairment of depreciable operating property	-	-	479	-
Equity in depreciation and amortization of unconsolidated joint ventures	6,839	3,713	18,023	10,393
Amortization on in-place lease intangibles	2,690	1,869	6,925	5,247
Amortization on leasing commissions	372	333	1,357	1,050
Depreciation, net of noncontrolling interest	10,716	11,121	34,683	32,017

Funds From Operations attributable to common stockholders	19,397	19,331	61,364	40,516

Provision for asset impairment	-	-	-	5,223
Provision for asset impairment included in equity in earnings (loss) of unconsolidated joint ventures	-	-	-	7,824
Other non-cash adjustments	90	331	296	842
Provision for income taxes:
Income tax adjustments	-	-	(4,810)	(1,368)

Funds From Operations attributable to common stockholders, adjusted	$19,487	19,662	56,850	53,037

Net income (loss) attributable to common stockholders per weighted average common share – basic and diluted	$(0.01)	0.03	0.02	(0.10)

Funds From Operations attributable to common stockholders, per weighted average common share – basic and diluted	$0.22	0.22	0.69	0.46

Funds From Operations attributable to common stockholders, adjusted, per weighted average common share – basic and diluted	$0.22	0.22	0.64	0.60

Weighted average number of common shares outstanding, basic	89,049	88,754	88,973	88,426

Weighted average number of common shares outstanding, diluted	89,229	88,870	89,109	88,524

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure.  We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense.  We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K.  We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results.  We adjust EBITDA for the impact of non-cash impairment charges in comparable periods, in order to present the performance of our core portfolio operations.

	Three months ended September 30, 2012	Three months ended September 30, 2011	Nine months ended September 30, 2012	Nine months ended September 30, 2011

Net income (loss)	$1,659	2,699	7,222	(8,925)
Net (income) loss attributable to noncontrolling interest	28	(46)	103	(111)
Gain on sale of investment properties	(722)	(358)	(722)	(555)
(Gain) loss from change in control of investment properties	-	-	(1,043)	1,400
Income tax (benefit) expense of taxable REIT subsidiaries	334	(209)	(4,347)	(1,154)
Interest expense	9,155	10,500	27,193	32,446
Interest expense associated with discontinued operations	-	-	-	88
Interest expense associated with unconsolidated joint ventures	3,023	2,295	8,572	6,354
Depreciation and amortization	13,787	12,850	42,819	37,830
Depreciation and amortization associated with discontinued operations	5	209	161	631
Depreciation and amortization associated with unconsolidated joint ventures	6,839	3,713	18,023	10,393

EBITDA	34,108	31,653	97,981	78,397

Provision for asset impairment	-	-	479	5,223
Provision for asset impairment included in equity in earnings (loss) of unconsolidated joint ventures	-	-	-	7,824
Other non-cash adjustments	90	331	296	842

EBITDA, adjusted	$34,198	31,984	98,756	92,286

Total Interest Expense	$12,178	12,795	35,765	38,888

EBITDA: Interest Expense Coverage Ratio	2.8 x	2.5 x	2.7 x	2.0 x

EBITDA: Interest Expense Coverage Ratio, adjusted	2.8 x	2.5 x	2.8 x	2.4 x

Same Store Net Operating Income Analysis

The following schedule presents same store net operating income, for our consolidated portfolio, which is the net operating income of properties owned in both the three and nine months ended September 30, 2012 and 2011, along with other investment properties' net operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and nine months ended September 30, 2012 and 2011.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Consolidated	Three months ended September 30, 2012	Three months ended September 30, 2011	% Change	Nine months ended September 30, 2012	Nine months ended September 30, 2011	% Change
Rental income and additional income:
"Same store" investment properties, 96 properties
Rental income	$25,556	24,666	3.6%	75,364	73,498	2.5%
Tenant recovery income	8,434	8,243	2.3%	26,179	27,272	-4.0%
Other property income	512	448	14.3%	1,751	1,348	29.9%
"Other investment properties"
Rental income	3,564	4,501		10,472	14,363
Tenant recovery income	686	1,532		2,205	5,870
Other property income	73	5		131	59
Total rental income and additional income	$38,825	39,395		116,102	122,410

Property operating expenses:
"Same store" investment properties, 96 properties
Property operating expenses	$4,306	4,759	-9.5%	13,787	16,346	-15.7%
Real estate tax expense	7,203	6,814	5.7%	20,638	20,163	2.4%
"Other investment properties"
Property operating expenses	435	593		1,488	2,680
Real estate tax expense	496	1,397		1,747	4,602
Total property operating expenses	$12,440	13,563		37,660	43,791

Property net operating income
"Same store" investment properties	$22,993	21,784	5.5%	68,869	65,609	5.0%
"Other investment properties"	3,392	4,048		9,573	13,010
Total property net operating income	$26,385	25,832		78,442	78,619

Other income:
Straight-line rents	$82	553		562	1,355
Amortization of lease intangibles	497	54		545	310
Other income	391	421		2,856	2,181
Fee income from unconsolidated joint ventures	1,486	1,740		3,554	4,240
Gain (loss) from change in control of investment properties	-	-		1,043	(1,400)
Loss on sale of investment properties	(23)	-		(23)	-
Gain on sale of joint venture interest	112	360		176	913

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(334)	209		4,347	1,154
Bad debt expense	(854)	(826)		(2,514)	(3,453)
Depreciation and amortization	(13,787)	(12,850)		(42,819)	(37,830)
General and administrative expenses	(4,314)	(3,335)		(13,273)	(10,809)
Interest expense	(9,155)	(10,500)		(27,193)	(32,446)
Provision for asset impairment	-	-		-	(5,223)
Equity in earnings (loss) of unconsolidated ventures	842	13		1,631	(8,321)

Income (loss) from continuing operations	1,328	1,671		7,334	(10,710)
Income (loss) from discontinued operations	331	1,028		(112)	1,785
Net income (loss)	1,659	2,699		7,222	(8,925)

Net (income) loss attributable to the noncontrolling interest	28	(46)		103	(111)
Net income (loss) attributable to Inland Real Estate Corporation	1,687	2,653		7,325	(9,036)

Dividends on preferred shares	(2,185)	-		(5,663)	-
Net income (loss) attributable to common stockholders	$(498)	2,653		1,662	(9,036)

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012 and 2011

(In thousands except per share and square footage data)

Financial Highlights - unaudited (1)	Three months ended September 30, 2012	Three months ended September 30, 2011	Nine months ended September 30, 2012	Nine months ended September 30, 2011

Total revenues of assets under management (2)	$76,904	69,829	225,458	206,327

Net income (loss) attributable to common stockholders (1)	$(498)	2,653	1,662	(9,036)
Gain on sale of investment properties	(722)	(358)	(722)	(555)
(Gain) loss from change in control of investment property	-	-	(1,043)	1,400
Impairment of depreciable operating property	-	-	479	-
Equity in depreciation and amortization of unconsolidated joint ventures	6,839	3,713	18,023	10,393
Amortization on in-place leases intangibles	2,690	1,869	6,925	5,247
Amortization on leasing commissions	372	333	1,357	1,050
Depreciation, net of noncontrolling interest	10,716	11,121	34,683	32,017
Funds From Operations attributable to common stockholders	19,397	19,331	61,364	40,516

Provision for asset impairment	-	-	-	5,223
Provision for asset impairment included in equity in earnings (loss) of unconsolidated joint ventures	-	-	-	7,824
Other non-cash adjustments	90	331	296	842
Provision for income taxes:
Income tax adjustments	-	-	(4,810)	(1,368)

Funds From Operations attributable to common stockholders, adjusted	19,487	19,662	56,850	53,037

Net income (loss) attributable to common stockholders per weighted average common share – basic and diluted	$(0.01)	0.03	0.02	(0.10)

Funds From Operations attributable to common stockholders per weighted average common share – basic and diluted	$0.22	0.22	0.69	0.46

Funds From Operations attributable to common stockholders, adjusted, per weighted average common share – basic and diluted	$0.22	0.22	0.64	0.60

Distributions Declared, common stock	$12,721	12,668	38,104	37,911
Distributions Per Common Share	$0.14	0.14	0.43	0.43
Distributions / Funds From Operations Payout Ratio, adjusted	65.3%	64.4%	67.0%	71.5%
Weighted Average Commons Shares Outstanding, diluted	89,229	88,870	89,109	88,524

	Three months ended September 30, 2012	Three months ended September 30, 2011	Nine months ended September 30, 2012	Nine months ended September 30, 2011

Additional Information
Straight-line rents	$82	553	562	1,355
Amortization of lease intangibles	497	54	545	310
Amortization of deferred financing fees	773	902	2,387	2,803
Stock based compensation expense	204	81	433	301

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$5,234	3,925	7,604	5,924
Redevelopment / Construction	1,386	2,770	1,386	3,770

Non-maintenance / revenue generating cap ex
Tenant improvements	636	7,879	7,984	23,948
Leasing commissions	837	1,009	2,518	3,581

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)

Assets under management include consolidated assets, unconsolidated assets at 100% and un-owned assets.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012 and 2011

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

	As of September 30, 2012	As of September 30, 2011

Total assets under management (1)	$2,537,317	2,226,775

General and Administrative Expenses	Three months ended September 30, 2012	Three months ended September 30, 2011	Nine months ended September 30, 2012	Nine months ended September 30, 2011

General and Administrative Expenses (G&A)	$4,314	3,335	13,273	10,809
G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	5.6%	4.8%	5.9%	5.2%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.7%	0.6%	0.7%	0.6%

Same Store Net Operating Income ("NOI") (Cash Basis) (2)	Three months ended September 30, 2012	Three months ended September 30, 2011	% Change	Nine months ended September 30, 2012	Nine months ended September 30, 2011	% Change

Consolidated Portfolio (96 properties)

Same Store NOI	$22,993	21,784	5.5%	68,869	65,609	5.0%
Same Store NOI excluding lease termination income	$23,016	21,753	5.8%	68,509	65,572	4.5%

Unconsolidated Portfolio (at 100%) (19 properties)

Same Store NOI	$8,760	8,172	7.2%	24,969	24,504	1.9%
Same Store NOI excluding lease termination income	$8,760	8,172	7.2%	24,966	24,504	1.9%

Total Portfolio (including our pro rata share of unconsolidated NOI) (115 properties)

Same Store NOI	$27,466	25,958	5.8%	81,627	78,122	4.5%
Same Store NOI excluding lease termination income	$27,489	25,927	6.0%	81,266	78,085	4.1%

(1)

Assets under management include consolidated assets, unconsolidated assets at 100% and un-owned assets.

(2)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.  A reconciliation of same store net operating income to net loss attributable to common stockholders is provided on page 35 of this supplemental financial information.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012 and 2011

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

Consolidated Occupancy (1)	As of September 30, 2012	As of June 30, 2012	As of September 30, 2011

Leased Occupancy (2)	90.8%	90.7%	93.4%
Financial Occupancy (3)	88.4%	88.0%	87.5%
Same Store Financial Occupancy	89.2%	88.4%	87.2%

Unconsolidated Occupancy (1) (4)	As of September 30, 2012	As of June 30, 2012	As of September 30, 2011

Leased Occupancy (2)	97.1%	96.7%	95.9%
Financial Occupancy (3)	94.4%	94.6%	94.4%
Same Store Financial Occupancy	94.9%	95.4%	93.3%

Total Occupancy (1)	As of September 30, 2012	As of June 30, 2012	As of September 30, 2011

Leased Occupancy (2)	93.1%	92.9%	94.1%
Financial Occupancy (3)	90.6%	90.4%	89.4%
Same Store Financial Occupancy	90.5%	90.1%	88.7%
Financial Occupancy excluding properties held through the joint venture with IPCC (5)	90.4%	90.1%	89.2%

Capitalization	As of September 30, 2012	As of September 30, 2011

Total Common Shares Outstanding	$89,258	88,912
Closing Price Per Share	8.25	7.30
Equity Market Capitalization Common Shares	736,379	649,058

Preferred Stock (at face value)	110,000	-

Total Debt (6)	1,011,097	966,382
Total Market Capitalization	$1,857,476	1,615,440

Debt to Total Market Capitalization	54.4%	59.8%

(1)

All occupancy calculations exclude seasonal tenants.

(2)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)

Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)

Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties.  The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$389,575	38.53%	5.31%	5.4
Unconsolidated (pro rata)	223,634	22.12%	5.12%	6.7
Unsecured convertible notes	29,215	2.89%	5.00%	2.1
Total Fixed Rate Debt	642,424	63.54%	5.23%	5.7

Variable Rate Debt:
Consolidated	58,723	5.81%	3.45%	0.6
Unconsolidated (pro rata)	29,950	2.96%	3.68%	0.0
Unsecured line of credit facility	55,000	5.44%	2.20%	3.9
Unsecured term loan	175,000	17.31%	2.20%	4.9
Unsecured term loan	50,000	4.94%	3.50%	6.2
Total Variable Rate Debt	368,673	36.46%	2.69%	3.8

Total	$1,011,097	100.00%	4.30%	5.4

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

2012	$1,554	50,109	-		51,663	37,100	88,763
2013	3,721	14,800	-		18,521	15,897	34,418
2014	3,407	137,063	29,215	(3)(4)	169,685	5,789	175,474
2015	1,012	19,270	-		20,282	14,190	34,472
2016	958	-	55,000		55,958	4,000	59,958
2017	921	44,895	175,000		220,816	17,007	237,823
2018	-	-	50,000		50,000	6,950	56,950
2019	-	-	-		-	44,939	44,939
2020	-	70,300	-		70,300	-	70,300
2021	-	-	-		-	46,270	46,270
2022	-	100,288	-		100,288	61,442	161,730

Total	$11,573	436,725	309,215		757,513	253,584	1,011,097

(1)

Interest rates are as of September 30, 2012 and exclude the impact of deferred loan fee amortization.

(2)

Includes unsecured convertible notes, line of credit facility and term loans.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,004.

(4)

The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Consolidated Debt

Fixed rate debt
Servicer	Property Name	Interest Rate at September 30, 2012	Maturity Date	Balance at September 30, 2012

Cohen Financial	Downers Grove Market	5.27%	11/2012	$12,500
Principal Capital	Big Lake Town Square	5.05%	01/2014	6,250
Principal Capital	Park Square	5.05%	01/2014	10,000
Principal Capital	Iroquois Center	5.05%	04/2014	8,750
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,352
Wachovia (1)	Algonquin Commons	5.45%	11/2014	71,602
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	18,645
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,324
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,491
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,772
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,496
TCF Bank (1)	Cub Foods	6.50%	04/2015	3,872
TCF Bank (1)	PetSmart	6.50%	04/2015	2,148
TCF Bank (1)	Roundy’s	6.50%	04/2015	4,213
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,791
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,433
Metlife Insurance Company (1)	The Shops at Orchard Place	5.05%	12/2017	24,348
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Wachovia	Bradley Commons	5.40%	01/2022	14,330
Wachovia	Westgate	4.94%	03/2022	40,373
Wachovia	Walgreens	4.90%	04/2022	2,749
Wachovia	CVS	4.90%	04/2022	3,134
Wachovia	Walgreens	4.90%	04/2022	4,194
Wachovia	Walgreens	4.90%	04/2022	2,958
Midland Loan Services	Dunkirk Square	4.35%	09/2022	4,050
Midland Loan Services	Park Place Plaza	4.35%	09/2022	6,500
Midland Loan Services	Rivertree Court	4.35%	09/2022	22,000

Total/Weighted Average Fixed Rate Secured		5.31%		389,575

Unsecured Convertible Notes (2)		5.00%	11/2014	29,215

Total/Weighted Average Fixed Rate		5.29%		418,790

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Variable rate debt
Servicer	Property Name	Interest Rate at September 30, 2012	Maturity Date	Balance atSeptember 30, 2012

Metropolitan Capital Bank	Inland Real Estate Corporation	6.00%	10/2012	$2,700
Bank of America	North Aurora Towne Center	1.72%	12/2012	4,300
Bank of America (1)	Edinburgh Festival	4.17%	12/2012	3,824
Bank of America (1)	CarMax	4.17%	12/2012	9,604
Bank of America (1)	Cliff Lake	4.17%	12/2012	3,912
Bank of America (1)	Burnsville Crossing	4.17%	12/2012	3,736
Bank of America (1)	Food 4 Less	4.17%	12/2012	2,681
Bank of America (1)	Shingle Creek Center	4.17%	12/2012	1,912
Bank of America (1)	Bohl Farm Marketplace	4.17%	12/2012	5,054
Bank of America	Orchard Crossing	3.22%	08/2013	14,800
Bank of America	Skokie Fashion Square	0.58%	12/2014	6,200

Total/Weighted Average Variable Rate Secured		3.45%		58,723

Unsecured
Line of Credit Facility		2.20%	08/2016	55,000
Term Loan		2.20%	08/2017	175,000
Term Loan		3.50%	11/2018	50,000

Total/Weighted Average Variable Rate		2.61%		338,723

Total/Weighted Average Consolidated Debt		4.09%		$757,513

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,004.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Unconsolidated Debt Schedule

Fixed rate debt

Servicer	Property Name	Interest Rate at September 30, 2012	Maturity Date	Balance atSeptember 30, 2012	IRC Share of Debt (2)

Venture with NYSTRS

Principal Capital	Greentree	5.29%	12/2012	$6,600	3,300
Wachovia Securities (1)	Maple View	5.58%	04/2013	11,534	5,767
Wachovia Securities (1)	Maple View / Regal Showplace	5.66%	04/2013	2,443	1,222
Wachovia Securities (1)	Regal Showplace	5.93%	04/2013	7,030	3,515
Principal Capital (1)	Ravinia Plaza	6.08%	10/2013	10,787	5,393
TCF Bank (1)	Marketplace at Six Corners	6.50%	09/2014	11,578	5,789
John Hancock Life Ins.	Thatcher Woods	5.83%	02/2015	13,500	6,750
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500	4,250
Principal Capital	The Shoppes at Mill Creek	5.00%	05/2016	8,000	4,000
Prudential Insurance	Randall Square	4.00%	01/2019	16,500	8,250
Berkadia Commercial Mortgage	Woodfield Commons	4.75%	06/2019	17,500	8,750
Berkadia Commercial Mortgage	Cobbler Crossing	4.60%	07/2019	6,350	3,175
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,280	21,140
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,879	8,940

Total/Weighted Average Fixed Rate Secured		5.30%		180,481	90,241

Venture with PGGM

Cohen Financial	Stuart’s Crossing	5.27%	12/2012	7,000	3,850
Principal Capital	Diffley Marketplace	3.94%	11/2015	5,800	3,190
John Hancock Life Ins.	The Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,368	6,803
John Hancock Life Ins. (1)	Four Flaggs	7.65%	01/2018	12,636	6,950
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	21,211	11,666
Midland Loan Services	The Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	03/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,917
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wachovia Securities	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800

Total / Weighted Average		5.01%		210,993	116,046

Venture with IPCC

Parkway Bank & Trust	Pick ‘N Save	5.25%	04/2017	5,850	2,340
Wachovia Securities	CVS/Walgreens Portfolio (3)	4.90%	04/2022	9.395	3,758
Centerline Capital Group (1)	Mt. Pleasant Shopping Center	4.70%	07/2022	12,930	11,249

Total / Weighted Average		4.88%		28,175	17,347

Total/Weighted Average Fixed Rate		5.12%		419,649	223,634

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Unconsolidated Debt Schedule (continued)

Variable rate debt

Servicer	Property Name	Interest Rate at September 30, 2012	Maturity Date	Balance atSeptember 30, 2012	IRC Share of Debt (2)

Venture with Pine Tree

Inland Boise, LLC	Southshore Shopping Center	6.00%	10/2012	$2,700	2,295
PNC Bank	Lantern Commons	4.23%	12/2012	7,050	5,992

Total/Weighted Average		4.72%		9,750	8,287

Venture with Tucker Development

Bank of America	Lakemoor	3.22%	10/2012	22,105	21,663

Total/Weighted Average Variable Rate
		3.68%		31,855	29,950

Total/Weighted Average Unconsolidated Debt		5.02%		$451,504	253,584

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

(3)

This portfolio includes two CVS stores and one Walgreens store, located in Newport News, Virginia; McAllen, Texas and Dunkirk, New York

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Safeway (Dominick's Finer Foods-5)	5	$4,496	4.14%	347,393	3.69%
Roundy’s (Rainbow-3, Pick 'N Save-1, Super Pick 'N Save 1)	5	4,239	3.90%	353,055	3.75%
Carmax	2	4,021	3.70%	187,851	2.00%
Supervalu, Inc. (Jewel-3, Cub Foods-2)	5	2,639	2.43%	306,991	3.26%
TJX Companies, Inc. (TJ Maxx-5, Marshall's-4)	9	2,528	2.33%	295,577	3.14%
Best Buy	4	2,501	2.30%	183,757	1.95%
Walgreens	8	2,428	2.23%	106,450	1.13%
PetSmart	7	2,244	2.07%	170,308	1.81%
Ascena Retail Group (Justice-3, Dress Barn-5, Maurice's-6, Lane Bryant-4, Fashion Bug-1, Catherine's-2)	21	1,828	1.68%	122,882	1.31%
Kroger (Food 4 Less-2)	2	1,724	1.59%	143,698	1.53%
Ulta	7	1,584	1.46%	77,866	0.83%
Dollar Tree (Dollar Tree-14, Deal$-2)	16	1,556	1.43%	168,105	1.79%
Gordman’s	3	1,534	1.41%	148,642	1.58%
Petco	6	1,489	1.37%	90,780	0.96%
Staples	5	1,421	1.31%	112,428	1.19%
Dick's Sporting Goods (Dick’s Sporting Goods-2, Golf Galaxy-1)	3	1,405	1.29%	132,748	1.41%
Retail Ventures, Inc. (DSW Warehouse-3)	3	1,327	1.22%	70,916	0.75%
Ross Dress for Less	6	1,302	1.20%	175,973	1.87%
JoAnn Stores	6	1,237	1.14%	131,957	1.40%
OfficeMax	4	1,216	1.12%	97,512	1.04%
The Sports Authority	2	1,212	1.12%	92,306	0.98%
L.A. Fitness	2	1,158	1.07%	88,803	0.94%
The Gap (Old Navy-5, The Gap-1, The Gap Factory-1)	7	1,116	1.03%	95,065	1.01%
Total		$46,205	42.54%	3,701,063	39.32%

Significant Retail Tenants (Unconsolidated) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (Jewel-8, Cub Foods-7)	15	$11,005	14.97%	955,849	17.06%
Roundy’s (Rainbow-2, Pick 'N Save-3, Metro Market-1)	6	5,014	6.82%	381,623	6.81%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-6, Home Goods-1)	8	3,081	4.19%	247,720	4.42%
Best Buy	2	2,220	3.02%	75,001	1.34%
Bed Bath and Beyond (Bed, Bath & Beyond-4, Buy Buy Baby-2)	6	2,107	2.87%	209,482	3.74%
Safeway (Dominick's Finer Foods-2)	2	1,600	2.18%	133,294	2.38%
Michael’s	4	1,421	1.93%	96,123	1.72%
Home Depot	1	1,243	1.69%	113,000	2.02%
Regal Cinemas	1	1,210	1.65%	73,000	1.30%
Retail Ventures, Inc. (DSW Warehouse-2)	2	1,034	1.41%	48,599	0.87%
Hobby Lobby	1	1,015	1.38%	56,390	1.01%
Dick's Sporting Goods (Dick’s Sporting Goods)	1	1,000	1.36%	100,000	1.78%
REI (Recreational Equipment Inc.)	1	971	1.32%	25,550	0.46%
The Gap (Old Navy-4)	4	918	1.25%	67,923	1.21%
PetSmart	3	907	1.23%	72,649	1.30%
Kroger (Food 4 Less-2)	2	904	1.23%	120,411	2.15%
Kohl’s	1	878	1.19%	83,000	1.48%
Barnes & Noble	2	858	1.17%	47,223	0.84%
CVS	2	805	1.10%	26,463	0.47%
Party City	4	762	1.04%	48,515	0.87%
Strack & Van Til	1	733	1.00%	56,192	1.00%
Total		$39,686	54.00%	3,038,007	54.23%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (Jewel-11, Cub Foods-9)	20	$13,644	7.49%	1,262,840	8.41%
Roundy’s (Rainbow-5, Pick 'N Save-4, Super Pick 'N Save-1, Metro Market-1)	11	9,252	5.08%	734,678	4.89%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.35%	480,687	3.20%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-10, Home Goods-1)	17	5,608	3.08%	543,297	3.62%
Best Buy	6	4,721	2.59%	258,758	1.72%
Carmax	2	4,021	2.21%	187,851	1.25%
PetSmart	10	3,151	1.73%	242,957	1.62%
Bed Bath & Beyond (Bed, Bath & Beyond-6, Buy Buy Baby-3)	9	2,908	1.60%	303,118	2.02%
Walgreens	10	2,871	1.58%	135,603	0.90%
Kroger (Food 4 Less-4)	4	2,628	1.44%	264,109	1.76%
Michael’s	8	2,441	1.34%	184,422	1.23%
Dick's Sporting Goods (Dick’s Sporting Goods-3, Golf Galaxy-1)	4	2,405	1.32%	232,748	1.55%
Ascena Retail Group (Justice-5, Dress Barn-6, Maurice's-6, Lane Bryant-5, Fashion Bug-1, Catherine's-2)	25	2,394	1.31%	148,982	0.99%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.30%	119,515	0.80%
The Gap (Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.12%	162,988	1.09%
Dollar Tree (Dollar Tree-17, Deal$-2)	19	1,901	1.04%	199,803	1.33%
The Sports Authority	3	1,851	1.02%	134,869	0.90%
Total		$70,288	38.60%	5,597,225	37.28%

Significant Retail Tenants (Total excluding properties held through the joint venture with IPCC) (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (Jewel-11, Cub Foods-9)	20	$13,644	7.74%	1,262,840	8.57%
Roundy’s (Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1)	9	7,132	4.05%	602,107	4.09%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.46%	480,687	3.26%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-10, Home Goods-1)	17	5,608	3.18%	543,297	3.69%
Best Buy	6	4,721	2.68%	258,758	1.76%
Carmax	2	4,021	2.28%	187,851	1.27%
PetSmart	10	3,151	1.79%	242,957	1.65%
Bed Bath & Beyond (Bed, Bath & Beyond-6, Buy Buy Baby-3)	9	2,908	1.65%	303,118	2.06%
Kroger ( Food 4 Less-4)	4	2,628	1.49%	264,109	1.79%
Michael’s	8	2,441	1.39%	184,422	1.25%
Dick's Sporting Goods (Dick’s Sporting Goods-3, Golf Galaxy-1)	4	2,405	1.36%	232,748	1.58%
Ascena Retail Group ( Justice-5, Dress Barn-6, Maurice's-6, Lane Bryant-5, Fashion Bug-1, Catherine's-2)	25	2,394	1.36%	148,982	1.01%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.34%	119,515	0.81%
The Gap ( Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.15%	162,988	1.11%
Dollar Tree ( Dollar Tree-17, Deal$-2)	19	1,901	1.08%	199,803	1.36%
The Sports Authority	3	1,851	1.05%	134,869	0.92%
OfficeMax	6	1,799	1.02%	144,596	0.98%
Total		$67,096	38.07%	5,473,647	37.16%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Due to the tenant fluctuations produced by the temporary ownership of the properties within this venture, the Company has disclosed significant tenants excluding these properties.  The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
2012	3	30,964	0.33%	$539	0.46%	$17.41
2013	17	440,257	4.68%	4,053	3.48%	9.21
2014	19	783,021	8.32%	8,517	7.31%	10.88
2015	24	538,253	5.72%	5,704	4.90%	10.60
2016	22	454,912	4.83%	5,544	4.76%	12.19
2017	25	801,944	8.52%	10,174	8.73%	12.69
2018	7	243,361	2.59%	2,969	2.55%	12.20
2019	10	475,772	5.05%	4,769	4.09%	10.02
2020	12	328,472	3.49%	2,593	2.23%	7.89
2021+	60	1,667,486	17.71%	22,481	19.30%	13.48
Vacant	-	448,285	4.77%	-	-	-
TOTAL/WEIGHTED AVERAGE	199	6,212,727	66.01%	$67,343	57.81%	$11.68

ALL NON-ANCHOR LEASES (1)
M-T-M	7	13,262	0.14%	$168	0.14%	$12.67
2012	57	128,799	1.37%	1,945	1.67%	15.10
2013	147	366,950	3.90%	6,565	5.64%	17.89
2014	125	341,230	3.62%	5,870	5.04%	17.20
2015	148	397,231	4.22%	7,918	6.80%	19.93
2016	133	367,464	3.90%	6,609	5.67%	17.99
2017	124	342,126	3.63%	6,251	5.37%	18.27
2018	62	184,172	1.96%	3,891	3.34%	21.13
2019	24	96,390	1.02%	1,883	1.62%	19.54
2020	24	105,351	1.12%	1,997	1.71%	18.96
2021+	99	385,722	4.10%	6,042	5.19%	15.66
Vacant	-	471,881	5.01%	-	-	-
TOTAL/WEIGHTED AVERAGE	950	3,200,578	33.99%	$49,139	42.19%	$18.01

ALL LEASES
M-T-M	7	13,262	0.14%	$168	0.14%	$12.67
2012	60	159,763	1.70%	2,484	2.13%	15.55
2013	164	807,207	8.58%	10,618	9.12%	13.15
2014	144	1,124,251	11.94%	14,387	12.35%	12.80
2015	172	935,484	9.94%	13,622	11.70%	14.56
2016	155	822,376	8.73%	12,153	10.43%	14.78
2017	149	1,144,070	12.15%	16,425	14.10%	14.36
2018	69	427,533	4.55%	6,860	5.89%	16.05
2019	34	572,162	6.07%	6,652	5.71%	11.63
2020	36	433,823	4.61%	4,590	3.94%	10.58
2021+	159	2,053,208	21.81%	28,523	24.49%	13.89
Vacant	-	920,166	9.78%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,149	9,413,305	100.00%	$116,482	100.00%	$13.71

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.20%	$13	0.02%	$1.17
2012	3	52,584	0.94%	943	1.24%	17.93
2013	10	224,149	4.00%	2,532	3.33%	11.30
2014	14	337,882	6.03%	3,911	5.14%	11.58
2015	8	204,084	3.64%	2,405	3.16%	11.78
2016	9	371,428	6.63%	3,763	4.94%	10.13
2017	12	410,401	7.32%	5,577	7.33%	13.59
2018	11	497,636	8.88%	6,183	8.12%	12.42
2019	11	516,529	9.22%	6,960	9.14%	13.47
2020	11	447,035	7.98%	5,208	6.84%	11.65
2021+	26	1,112,408	19.85%	14,344	18.84%	12.89
Vacant	-	114,978	2.06%	-	-	-
TOTAL/WEIGHTED AVERAGE	116	4,300,206	76.75%	$51,839	68.10%	$12.39

ALL NON-ANCHOR LEASES (2)
M-T-M	3	3,316	0.06%	$63	0.08%	$19.00
2012	20	46,163	0.82%	952	1.25%	20.62
2013	64	146,435	2.61%	2,958	3.89%	20.20
2014	63	152,355	2.72%	2,725	3.58%	17.89
2015	66	157,625	2.81%	3,132	4.11%	19.87
2016	71	189,035	3.37%	4,011	5.27%	21.22
2017	58	150,330	2.68%	3,518	4.62%	23.40
2018	31	91,406	1.63%	2,227	2.93%	24.36
2019	19	60,610	1.08%	1,365	1.79%	22.52
2020	8	23,932	0.43%	628	0.82%	26.24
2021+	39	116,163	2.07%	2,712	3.56%	23.35
Vacant	-	165,178	2.97%	-	-	-
TOTAL/WEIGHTED AVERAGE	442	1,302,548	23.25%	$24,291	31.90%	$21.36

ALL LEASES
M-T-M	4	14,408	0.26%	$76	0.10%	$5.27
2012	23	98,747	1.76%	1,895	2.49%	19.19
2013	74	370,584	6.61%	5,490	7.22%	14.81
2014	77	490,237	8.75%	6,636	8.72%	13.54
2015	74	361,709	6.45%	5,537	7.27%	15.31
2016	80	560,463	10.00%	7,774	10.21%	13.87
2017	70	560,731	10.00%	9,095	11.95%	16.22
2018	42	589,042	10.51%	8,410	11.05%	14.28
2019	30	577,139	10.30%	8,325	10.93%	14.42
2020	19	470,967	8.41%	5,836	7.66%	12.39
2021+	65	1,228,571	21.92%	17,056	22.40%	13.88
Vacant	-	280,156	5.03%	-	-	-
TOTAL/WEIGHTED AVERAGE	558	5,602,754	100.00%	$76,130	100.00%	$14.30

(1)

Amounts in table include our joint venture partner’s pro-rata share.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.07%	$13	0.01%	$1.17
2012	6	83,548	0.56%	1,482	0.77%	17.74
2013	27	664,406	4.42%	6,585	3.42%	9.91
2014	33	1,120,903	7.46%	12,428	6.45%	11.09
2015	32	742,337	4.94%	8,109	4.21%	10.92
2016	31	826,340	5.50%	9,307	4.83%	11.26
2017	37	1,212,345	8.07%	15,751	8.18%	12.99
2018	18	740,997	4.93%	9,152	4.75%	12.35
2019	21	992,301	6.61%	11,729	6.09%	11.82
2020	23	775,507	5.16%	7,801	4.05%	10.06
2021+	86	2,779,894	18.51%	36,825	19.12%	13.25
Vacant	-	563,263	3.76%	-	-	-
TOTAL/WEIGHTED AVERAGE	315	10,512,933	69.99%	$119,182	61.88%	$11.98

ALL NON-ANCHOR LEASES (2)
M-T-M	10	16,578	0.11%	$231	0.12%	$13.93
2012	77	174,962	1.17%	2,897	1.50%	16.56
2013	211	513,385	3.42%	9,523	4.94%	18.55
2014	188	493,585	3.29%	8,595	4.46%	17.41
2015	214	554,856	3.70%	11,050	5.74%	19.92
2016	204	556,499	3.71%	10,620	5.51%	19.08
2017	182	492,456	3.28%	9,769	5.07%	19.84
2018	93	275,578	1.84%	6,118	3.18%	22.20
2019	43	157,000	1.05%	3,248	1.69%	20.69
2020	32	129,283	0.86%	2,625	1.36%	20.30
2021+	138	501,885	3.34%	8,754	4.55%	17.44
Vacant	-	637,059	4.24%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,392	4,503,126	30.01%	$73,430	38.12%	$18.99

ALL LEASES
M-T-M	11	27,670	0.18%	$244	0.13%	$8.82
2012	83	258,510	1.73%	4,379	2.27%	16.94
2013	238	1,177,791	7.84%	16,108	8.36%	13.68
2014	221	1,614,488	10.75%	21,023	10.91%	13.02
2015	246	1,297,193	8.64%	19,159	9.95%	14.77
2016	235	1,382,839	9.21%	19,927	10.34%	14.41
2017	219	1,704,801	11.35%	25,520	13.25%	14.97
2018	111	1,016,575	6.77%	15,270	7.93%	15.02
2019	64	1,149,301	7.66%	14,977	7.78%	13.03
2020	55	904,790	6.02%	10,426	5.41%	11.52
2021+	224	3,281,779	21.85%	45,579	23.67%	13.89
Vacant	-	1,200,322	8.00%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,707	15,016,059	100.00%	$192,612	100.00%	$13.94

(1)

Amounts in table include our joint venture partner’s pro-rata share.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012

(In thousands except per share and square footage data)

Leasing Activity (1)

(Consolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	7	18,036	$302	$264	$(38)	-12.6%
per square foot			$16.74	$14.64	$(2.10)

2Q 2012	19	82,562	$1,159	$1,228	$69	6.0%
per square foot			$14.04	$14.87	$0.83

3Q 2012	10	88,166	$780	$1,233	$453	58.1%
per square foot			$8.85	$13.98	$5.13

2012 Total	36	188,764	$2,241	$2,725	$484	21.6%
per square foot			$11.87	$14.44	$2.57

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	34	85,842	$1,303	$1,408	$105	8.1%
per square foot			$15.18	$16.40	$1.22

2Q 2012	45	130,261	$2,112	$2,283	$171	8.1%
per square foot			$16.21	$17.53	$1.32

3Q 2012	39	114,639	$1,822	$1,938	$116	6.4%
per square foot			$15.89	$16.90	$1.01

2012 Total	118	330,742	$5,237	$5,629	$392	7.5%
per square foot			$15.83	$17.02	$1.19

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012

(In thousands except per share and square footage data)

Leasing Activity (1)

(Consolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2012	12	71,330	$-	$620
per square foot			$-	$8.69

2Q 2012	14	45,819	$-	$634
per square foot			$-	$13.84

3Q 2012	14	46,295	$-	$838
per square foot			$-	$18.10

2012 Total	40	163,444	$-	$2,092
per square foot			$-	$12.80

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012

(In thousands except per share and square footage data)

Leasing Activity (1) (2)

(Unconsolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	6	38,306	$477	$582	$105	22.0%
per square foot			$12.45	$15.19	$2.74

2Q 2012	4	22,495	$367	$378	$11	3.0%
per square foot			$16.31	$16.80	$0.49

3Q 2012	7	27,197	$526	$591	$65	12.4%
per square foot			$19.34	$21.73	$2.39

2012 Total	17	87,998	$1,370	$1,551	$181	13.2%
per square foot			$15.57	$17.63	$2.06

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	17	147,465	$1,930	$1,997	$67	3.5%
per square foot			$13.09	$13.54	$0.45

2Q 2012	20	79,459	$1,233	$1,336	$103	8.4%
per square foot			$15.52	$16.81	$1.29

3Q 2012	17	103,642	$1,071	$1,359	$288	26.9%
per square foot			$10.33	$13.11	$2.78

2012 Total	54	330,566	$4,234	$4,692	$458	10.8%
per square foot			$12.81	$14.19	$1.38

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012

(In thousands except per share and square footage data)

Leasing Activity (1) (2)

(Unconsolidated)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2012	6	13,736	$-	$181
per square foot			$-	$13.18

2Q 2012	10	17,487	$-	$332
per square foot			$-	$18.99

3Q 2012	7	44,438	$-	$679
per square foot			$-	$15.28

2012 Total	23	75,661	$-	$1,192
per square foot			$-	$15.75

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012

(In thousands except per share and square footage data)

Leasing Activity (1) (2)

(Total)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	13	56,342	$779	$846	$67	8.6%
per square foot			$13.83	$15.02	$1.19

2Q 2012	23	105,057	$1,526	$1,606	$80	5.2%
per square foot			$14.52	$15.29	$0.77

3Q 2012	17	115,363	$1,306	$1,824	$518	39.7%
per square foot			$11.32	$15.81	$4.49

2012 Total	53	276,762	$3,611	$4,276	$665	18.4%
per square foot			$13.05	$15.45	$2.40

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	51	233,307	$3,233	$3,405	$172	5.3%
per square foot			$13.86	$14.59	$0.73

2Q 2012	65	209,720	$3,345	$3,619	$274	8.2%
per square foot			$15.95	$17.26	$1.31

3Q 2012	56	218,281	$2,893	$3,297	$404	14.0%
per square foot			$13.25	$15.10	$1.85

2012 Total	172	661,308	$9,471	$10,321	$850	9.0%
per square foot			$14.32	$15.61	$1.29

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012

(In thousands except per share and square footage data)

Leasing Activity (1) (2)

(Total)

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2012	18	85,066	$-	$801
per square foot			$-	$9.42

2Q 2012	24	63,306	$-	$966
per square foot			$-	$15.26

3Q 2012	21	90,733	$-	$1,517
per square foot			$-	$16.72

2012 Total	63	239,105	$-	$3,284
per square foot			$-	$13.73

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended September 30, 2012

 (In thousands except per share and square footage data)

3rd Quarter 2012 Leasing Activity (1)

(Consolidated)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	8	2	10
Gross Leasable Area (Sq.Ft.)	26,182	61,984	88,166
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.15	12.64	13.98

Renewals	Non- Anchors	Anchors	Total

Number of Leases	38	1	39
Gross Leasable Area (Sq.Ft.)	90,159	24,480	114,639
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.26	8.20	16.90

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	14	-	14
Gross Leasable Area (Sq.Ft.)	46,295	-	46,295
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.10	-	18.10

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	60	3	63
Gross Leasable Area (Sq.Ft.)	162,636	86,464	249,100
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.59	11.38	16.09

(1)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended September 30, 2012

 (In thousands except per share and square footage data)

3rd Quarter 2012 Leasing Activity (1) (2)

(Unconsolidated)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	6	1	7
Gross Leasable Area (Sq.Ft.)	15,101	12,096	27,197
Base Rent/Sq.Ft. ($/Sq.Ft.)	$22.23	21.11	21.73

Renewals	Non- Anchors	Anchors	Total

Number of Leases	14	3	17
Gross Leasable Area (Sq.Ft.)	26,751	76,891	103,642
Base Rent/Sq.Ft. ($/Sq.Ft.)	$23.73	9.42	13.11

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	6	1	7
Gross Leasable Area (Sq.Ft.)	16,506	27,932	44,438
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.46	14.00	15.28

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	26	5	31
Gross Leasable Area (Sq.Ft.)	58,358	116,919	175,277
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.57	11.72	15.00

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended September 30, 2012

 (In thousands except per share and square footage data)

3rd Quarter 2012 Leasing Activity (1) (2)

(Total)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	14	3	17
Gross Leasable Area (Sq.Ft.)	41,283	74,080	115,363
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.01	14.03	15.81

Renewals	Non- Anchors	Anchors	Total

Number of Leases	52	4	56
Gross Leasable Area (Sq.Ft.)	116,910	101,371	218,281
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.28	9.13	15.10

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	20	1	21
Gross Leasable Area (Sq.Ft.)	62,801	27,932	90,733
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.93	14.00	16.72

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	86	8	94
Gross Leasable Area (Sq.Ft.)	220,994	203,383	424,377
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.37	11.58	15.64

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012 and 2011

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedule presents same store net operating income, for our consolidated portfolio, which is the net operating income of properties owned in both the three and nine months ended September 30, 2012 and 2011, along with other investment properties' net operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and nine months ended September 30, 2012 and 2011.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Consolidated	Three months ended September 30, 2012	Three months ended September 30, 2011	% Change	Nine months ended September 30, 2012	Nine months ended September 30, 2011	% Change
Rental income and additional income:
"Same store" investment properties, 96 properties
Rental income	$25,556	24,666	3.6%	75,364	73,498	2.5%
Tenant recovery income	8,434	8,243	2.3%	26,179	27,272	-4.0%
Other property income	512	448	14.3%	1,751	1,348	29.9%
"Other investment properties"
Rental income	3,564	4,501		10,472	14,363
Tenant recovery income	686	1,532		2,205	5,870
Other property income	73	5		131	59
Total rental income and additional income	$38,825	39,395		116,102	122,410

Property operating expenses:
"Same store" investment properties, 96 properties
Property operating expenses	$4,306	4,759	-9.5%	13,787	16,346	-15.7%
Real estate tax expense	7,203	6,814	5.7%	20,638	20,163	2.4%
"Other investment properties"
Property operating expenses	435	593		1,488	2,680
Real estate tax expense	496	1,397		1,747	4,602
Total property operating expenses	$12,440	13,563		37,660	43,791

Property net operating income
"Same store" investment properties	$22,993	21,784	5.5%	68,869	65,609	5.0%
"Other investment properties"	3,392	4,048		9,573	13,010
Total property net operating income	$26,385	25,832		78,442	78,619

Other income:
Straight-line rents	$82	553		562	1,355
Amortization of lease intangibles	497	54		545	310
Other income	391	421		2,856	2,181
Fee income from unconsolidated joint ventures	1,486	1,740		3,554	4,240
Gain (loss) from change in control of investment properties	-	-		1,043	(1,400)
Loss on sale of investment properties	(23)	-		(23)	-
Gain on sale of joint venture interest	112	360		176	913

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(334)	209		4,347	1,154
Bad debt expense	(854)	(826)		(2,514)	(3,453)
Depreciation and amortization	(13,787)	(12,850)		(42,819)	(37,830)
General and administrative expenses	(4,314)	(3,335)		(13,273)	(10,809)
Interest expense	(9,155)	(10,500)		(27,193)	(32,446)
Provision for asset impairment	-	-		-	(5,223)
Equity in earnings (loss) of unconsolidated ventures	842	13		1,631	(8,321)

Income (loss) from continuing operations	1,328	1,671		7,334	(10,710)
Income (loss) from discontinued operations	331	1,028		(112)	1,785
Net income (loss)	1,659	2,699		7,222	(8,925)

Net (income) loss attributable to the noncontrolling interest	28	(46)		103	(111)
Net income (loss) attributable to Inland Real Estate Corporation	1,687	2,653		7,325	(9,036)

Dividends on preferred shares	(2,185)	-		(5,663)	-
Net income (loss) attributable to common stockholders	$(498)	2,653		1,662	(9,036)

Inland Real Estate Corporation

Supplemental Financial Information

For the three and nine months ended September 30, 2012 and 2011

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended September 30, 2012	Three months ended September 30, 2011	% Change	Nine months ended September 30, 2012	Nine months ended September 30, 2011	% Change
Rental income and additional income:
"Same store" investment properties, 19 properties
Rental income	$9,354	9,105	2.7%	27,817	27,741	0.3%
Tenant recovery income	3,341	4,636	-27.9%	12,296	13,889	-11.5%
Other property income	418	91	359.3%	552	254	117.3%
"Other investment properties"
Rental income	9,055	3,019		24,276	6,659
Tenant recovery income	3,482	773		9,597	1,663
Other property income	36	11		87	32
Total rental income and additional income	$25,686	17,635		74,625	50,238

Property operating expenses:
"Same store" investment properties, 19 properties
Property operating expenses	$2,011	2,016	-0.2%	6,080	6,489	-6.3%
Real estate tax expense	2,342	3,644	-35.7%	9,616	10,891	-11.7%
"Other investment properties"
Property operating expenses	2,103	632		5,794	1,555
Real estate tax expense	2,476	718		6,778	1,544
Total property operating expenses	$8,932	7,010		28,268	20,479

Property net operating income
"Same store" investment properties	$8,760	8,172	7.2%	24,969	24,504	1.9%
"Other investment properties"	7,994	2,453		21,388	5,255
Total property net operating income	$16,754	10,625		46,357	29,759

Other income:
Straight-line rents	$477	222		902	666
Amortization of lease intangibles	(138)	31		(302)	(323)
Other income	204	640		1,143	1,508

Other expenses:
Bad debt expense	(208)	(240)		(677)	(770)
Depreciation and amortization	(12,659)	(7,143)		(33,812)	(20,199)
General and administrative expenses	(360)	(328)		(1,542)	(914)
Interest expense	(5,601)	(4,392)		(16,233)	(12,337)
Provision for asset impairment	-	-		-	(17,387)

Loss from continuing operations	$(1,531)	(585)		(4,164)	(19,997)

Inland Real Estate Corporation

Supplemental Financial Information

For the nine months ended September 30, 2012

(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

02/24/12	Silver Lake Village (2)	St. Anthony	MN	159,303	$36,300	6.90%	87%	North Memorial Healthcare and Cub Foods	1991

02/24/12	Woodbury Commons (3)	Woodbury	MN	116,196	10,300	6.50%	66%	Hancock Fabrics, Schuler Shoes and Dollar Tree	1992/2004

02/29/12	Stone Creek Towne Center (2)	Cincinnati	OH	142,824	36,000	8.00%	98%	Bed, Bath & Beyond, Best Buy, and Old Navy	2008

03/06/12	Westgate	Fairview Park	OH	241,901	73,405	7.60%	84%	Books-A-Million, Petco, Marshall’s, and Earth Fare	2007

03/13/12	Mt. Pleasant Shopping Center (4)	Mt. Pleasant	WI	83,334	21,320	7.20%	100%	Pick ‘N Save	2011

03/16/12	Pick ‘N Save (4)	Sheboygan	WI	62,138	11,700	7.44%	100%	Pick ‘N Save	2010
03/19/12	CVS/Walgreens Portfolio (4) (5)	(5)	(5)	40,113	17,059	6.50%	100%	(4)	2008-2009
03/27/12	CVS/Walgreens Portfolio (4) (6)	(6)	(6)	55,465	23,711	6.50%	100%	(5)	2008-2009
04/18/12	Orland Park Place Outlots II	Orland Park	IL	22,966	8,750	7.40%	100%	None	2007
06/13/12	Walgreens (4)	Milwaukee	WI	13,905	3,025	7.65%	100%	Walgreens	1999
08/15/12	Walgreens (4)	Villa Park	IL	12,154	4,863	7.51%	100%	Walgreens	1997
09/26/12	Walgreens (4)	New Bedford	MA	10,350	2,650	8.14%	100%	Walgreens	1994

				960,649	$249,083

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (Loss) on Sale	Provision For Asset Impairment
04/13/12	Woodbury Commons (3)	Woodbury	MN	116,196	$10,300	$-	$-
06/07/12	Grand Traverse Crossings	Traverse City	MI	21,337	1,150	-	123
06/15/12	Riverplace Center	Noblesville	IN	74,414	4,450	-	356
08/01/12	Walgreens	Jennings	MO	15,120	2,250	349	-
				227,067	$18,150	$349	$479

(1)

The cap rate disclosed is as of the time of acquisition.

(2)

This property was acquired through our joint venture with PGGM.

(3)

This property was sold to our joint venture with PGGM on April 13, 2012.  In conjunction with the sale, we recorded a deferred gain of $86, which will not be recognized until the property is sold by the joint venture.

(4)

This property was acquired through our joint venture with IPCC.

(5)

This portfolio includes two CVS stores and one Walgreens store, located in Newport News, Virginia; McAllen, Texas and Dunkirk, New York

(6)

This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee’s Summit, Missouri and McPherson, Kansas.

Inland Real Estate Corporation

Supplemental Financial Information

For the nine months ended September 30, 2012

(In thousands except per share and square footage data)

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
02/21/12	Riverdale Commons (1)	Coon Rapids	MN	175,802	$31,970
02/21/12	Home Goods (1)	Coon Rapids	MN	25,145	-
02/21/12	Michael’s (1)	Coon Rapids	MN	24,240	-
02/21/12	Riverdale Commons Outlot (1)	Coon Rapids	MN	6,566	-
04/10/12	Four Flaggs (2)	Niles	IL	304,603	33,670
04/10/12	Four Flaggs Annex (2)	Niles	IL	21,425	-
				557,781	$65,640

(1)

Riverdale Commons, Home Goods, Michael’s and Riverdale Commons Outlot were contributed together to the joint venture with PGGM.  The contributed value of $31,970 is for the four properties.

(2)

Four Flaggs and Four Flaggs Annex were contributed together to the joint venture with PGGM.  The contributed value of $33,670 is for the two properties.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$(1,097)
12/03/04	IN Retail Fund, LLC	The Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	(1,785)
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	19
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50.0%	(226)
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	(4,664)
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,485	50.0%	(1,596)
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	(1,449)
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	22
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,445	50.0%	13,837
09/01/05	IN Retail Fund, LLC	Maple View	Grayslake	IL	105,642	50.0%	2,623
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	4,077
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,526
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,341	50.0%	2,734

					2,269,658		$16,021

Venture with PGGM Private Real Estate Fund

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment

07/01/10	INP Retail LP	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,132
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	1,719
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	4,236
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,557
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	6,866
10/25/10	INP Retail LP	Diffley Marketplace	Eagan	MN	62,656	55%	3,816
01/11/11	INP Retail LP	Joffco Square	Chicago	IL	95,204	55%	5,355
03/01/11	INP Retail LP	Byerly’s Burnsville	Burnsville	MN	72,339	55%	1,862
03/08/11	INP Retail LP	The Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(351)
06/02/11	INP Retail LP	Red Top Plaza	Libertyville	IL	151,840	55%	4,580
06/02/11	INP Retail LP	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,862
09/19/11	INP Retail LP	Stuart’s Crossing	St. Charles	IL	85,529	55%	(302)
09/21/11	INP Retail LP	Champlin Marketplace	Champlin	MN	88,577	55%	3,206
11/09/11	INP Retail LP	Quarry Retail	Minneapolis	MN	281,458	55%	(3,108)
11/15/11	INP Retail LP	Caton Crossings	Plainfield	IL	83,792	55%	(1,481)
11/18/11	INP Retail LP	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,975)
11/29/11	INP Retail LP	Brownstones Shopping Center	Brookfield	WI	137,816	55%	5,580
12/07/11	INP Retail LP	Elston Plaza	Chicago	IL	87,946	55%	5,046
12/15/11	INP Retail LP	Turfway Commons	Florence	KY	105,471	55%	2,966
02/21/12	INP Retail LP	Riverdale Commons	Coon Rapids	MN	231,753	55%	1,345
02/24/12	INP Retail LP	Silver Lake Village	St. Anthony	MN	159,303	55%	9,118
02/29/12	INP Retail LP	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	8,277
04/10/12	INP Retail LP	Four Flaggs	Niles	IL	326,028	55%	10,263
04/13/12	INP Retail LP	Woodbury Commons	Woodbury	MN	116,196	55%	6,240
					3,147,511		$76,809

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40.0%	$2,194

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,310
12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	6,009

					71 Acres		$11,319

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$-

Joint Venture with Inland Private Capital Corporation ("IPCC")

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment
03/16/12	IRC/IREX Venture II	Pick ‘N Save	Sheboygan	WI	62,138	40%	$2,304
03/13/12	IRC/IREX Venture II	Mt. Pleasant Shopping Center	Mt. Pleasant	WI	83,334	87%	7,079
03/19/12	IRC/IREX Venture II	CVS/Walgreens Portfolio (2)	Various	Various	40,113	40%	3,032
					185,585		$12,415

IPCC Joint Venture Property Status

Property (3)	Location	% TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the nine months ended September 30, 2012

Pharmacy Portfolio II (4)	Various	100%	$797	$60
Pick ‘N Save	Sheboygan, WI	60%	292	174
Mt. Pleasant Shopping Center	Mt. Pleasant, WI	13%	539	71
CVS/Walgreens Portfolio (2)	Various	60%	426	254

			$2,054	$559

1)

This portfolio includes two CVS stores and one Walgreens store, located in Newport News, Virginia; McAllen, Texas and Dunkirk, New York

2)

These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting

3)

The interests in the Pharmacy Portfolio II, which includes the six properties Walgreens, Normal IL, Walgreens, Spokane WA, Walgreens, Villa Rica GA, Walgreens, Waynesburg PA, Walgreens, Somerset MA, and Walgreens, Gallup NM, were sold together as a package.

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

(In thousands except per share and square footage data)

Balance Sheets (unaudited) – Pro-rata Consolidation

	Consolidated Balance Sheets (unaudited)	Noncontrolling Interest	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Balance Sheets
Assets:

Investment properties:
Land	$321,032	(535)	43,785	66,662	1,602	8,408	440,954
Construction in progress	8,657	-	-	1,209	35,223	-	45,089
Building and improvements	983,850	(1,493)	117,114	150,823	5,176	19,389	1,274,859

	1,313,539	(2,028)	160,899	218,694	42,001	27,797	1,760,902
Less accumulated depreciation	328,156	(731)	31,286	6,202	338	395	365,646

Net investment properties	985,383	(1,297)	129,613	212,492	41,663	27,402	1,395,256

Cash and cash equivalents	10,865	(1,386)	4,055	11,042	66	74	24,716
Investment in securities	8,740	-	-	-	-	-	8,740
Accounts receivable, net	26,675	(43)	5,138	3,214	76	64	35,124
Mortgages receivable	10,743	-	-	-	-	-	10,743
Investment in and advances to unconsolidated joint ventures	120,146	-	(16,021)	(76,809)	(13,513)	(12,415)	1,388
Acquired lease intangibles, net	45,065	-	4,166	40,091	-	4,897	94,219
Deferred costs, net	19,766	(22)	2,052	1,672	31	212	23,711
Other assets	18,762	(1)	1,526	512	109	1,618	22,526

Total assets	$1,246,145	(2,749)	130,529	192,214	28,432	21,852	1,616,423

Liabilities:

Accounts payable and accrued expenses	$33,550	(48)	6,124	6,158	1,806	113	47,703
Acquired below market lease intangibles, net	19,189	-	1,823	10,543	-	2,696	34,251
Distributions payable	4,588	-	-	-	-	-	4,588
Mortgages payable	448,298	(738)	90,241	116,046	29,950	17,347	701,144
Unsecured credit facilities	280,000	-	-	-	-	-	280,000
Convertible notes	28,211	-	-	-	-	-	28,211
Other liabilities	20,354	(8)	1,592	1,975	1,632	717	26,262

Total liabilities	834,190	(794)	99,780	134,722	33,388	20,873	1,122,159

Stockholders' Equity:

Preferred stock	110,000	-	-	-	-	-	110,000
Common stock	892	-	-	-	-	-	892
Additional paid-in capital	783,656	-	-	119	-	-	783,775
Accumulated distributions in excess of net income	(471,643)	(3,498)	30,749	57,373	(4,956)	979	(390,996)
Accumulated comprehensive loss	(9,407)	-	-	-	-	-	(9,407)

Total stockholders' equity	413,498	(3,498)	30,749	57,492	(4,956)	979	494,264

Noncontrolling interest	(1,543)	1,543	-	-	-	-	-

Total equity	411,955	(1,955)	30,749	57,492	(4,956)	979	494,264

Total liabilities and equity	$1,246,145	(2,749)	130,529	192,214	28,432	21,852	1,616,423

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended September 30, 2012

(In thousands except per share and square footage data)

Statements of Operations (unaudited) – Pro-rata Consolidation

	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$29,699	3,879	5,728	22	376	39,704
Tenant recoveries	9,120	1,324	2,284	8	2	12,738
Other property income	585	205	23	1	-	814
Fee income from unconsolidated joint ventures	1,486	-	-	-	-	1,486
Total revenues	40,890	5,408	8,035	31	378	54,742

Expenses:
Property operating expenses	5,595	654	973	29	16	7,267
Real estate tax expense	7,699	1,004	1,522	28	3	10,256
Depreciation and amortization	13,787	1,831	4,825	9	144	20,596
Provision for asset impairment	-	-	-	-	-	-
General and administrative expenses	4,314	14	37	1	-	4,366
Total expenses	31,395	3,503	7,357	67	163	42,485

Operating income (loss)	9,495	1,905	678	(36)	215	12,257

Other income (expense)	391	396	3	(90)	-	700
Loss on sale of investment properties	(23)	-	-	-	-	(23)
Gain on sale of joint venture interest	112	-	-	-	-	112
Interest expense	(9,155)	(1,246)	(1,411)	(224)	(143)	(12,179)
Income (loss) before income tax expense of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	820	1,055	(730)	(350)	72	867

Income tax expense of taxable REIT subsidiaries	(334)	-	-	-		(334)
Equity in earnings (loss) of unconsolidated joint ventures	842	(1,055)	730	350	(72)	795
Income from continuing operations	1,328	-	-	-	-	1,328
Income from discontinued operations	331	-	-	-	-	331
Net income	1,659	-	-	-	-	1,659

Net loss attributable to the noncontrolling interest	28	-	-	-	-	28
Net income attributable to Inland Real Estate Corporation	1,687	-	-	-	-	1,687

Dividends on preferred shares	(2,185)	-	-	-	-	(2,185)
Net loss attributable to common stockholders	$(498)	-	-	-	-	(498)

Inland Real Estate Corporation

Supplemental Financial Information

For the nine months ended September 30, 2012

(In thousands except per share and square footage data)

Statements of Operations (unaudited) – Pro-rata Consolidation

	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$86,943	11,341	15,820	99	491	114,694
Tenant recoveries	28,384	4,847	6,666	32	3	39,932
Other property income	1,882	251	69	5	-	2,207
Fee income from unconsolidated joint ventures	3,554	-	-	-	-	3,554
Total revenues	120,763	16,439	22,555	136	494	160,387

Expenses:
Property operating expenses	17,789	2,014	2,794	143	19	22,759
Real estate tax expense	22,385	3,999	4,689	(28)	2	31,047
Depreciation and amortization	42,819	5,345	12,410	78	190	60,842
Provision for asset impairment	-	-	-	-	-	-
General and administrative expenses	13,273	44	347	6	-	13,670
Total expenses	96,266	11,402	20,240	199	211	128,318

Operating income (loss)	24,497	5,037	2,315	(63)	283	32,069

Other income (expense)	2,856	406	8	(296)	-	2,974
Gain on change in control of investment properties	1,043	-	-	-	-	1,043
Loss on sale of investment properties	(23)	-	-	-	-	(23)
Gain on sale of joint venture interest	176	-	-	-	-	176
Interest expense	(27,193)	(3,748)	(3,893)	(747)	(185)	(35,766)
Income (loss) before income tax benefit of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	1,356	1,695	(1,570)	(1,106)	98	473

Income tax benefit of taxable REIT subsidiaries	4,347	-	-	-		4,347
Equity in earnings (loss) of unconsolidated joint ventures	1,631	(1,695)	1,570	1,106	(98)	2,514
Income from continuing operations	7,334	-	-	-	-	7,334
Loss from discontinued operations	(112)	-	-	-	-	(112)
Net income	7,222	-	-	-	-	7,222

Net loss attributable to the noncontrolling interest	103	-	-	-	-	103
Net income attributable to Inland Real Estate Corporation	7,325	-	-	-	-	7,325

Dividends on preferred shares	(5,663)	-	-	-	-	(5,663)
Net income attributable to common stockholders	$1,662	-	-	-	-	1,662

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property List

As of September 30, 2012, we owned fee simple interests in 108 investment properties, excluding unconsolidated joint ventures, comprised of 24 single-user retail properties, 44 Neighborhood Retail Centers, 13 Community Centers, 1 Lifestyle Center and 26 Power Centers.  These investment properties are located in the states of Florida (1), Idaho (1), Illinois (66), Indiana (6), Kansas (1), Massachusetts (1), Minnesota (18), Missouri (1), Nebraska (1), Ohio (3), Tennessee (1), Utah (1), and Wisconsin (7).  Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

10th Street Center (3) Indianapolis, IN	67,541	03/99	1991	0%	None

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100% (4)	L.A. Fitness (4)

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Eskape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (4)	Cub Foods (4)

CVS Lee’s Summit, MO	13,016	03/12	2008	100%	CVS

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (4)	Dominick's Finer Foods (4)

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Pick 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pick ‘N Save

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Rite Aid

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Roundy’s Menomonee Falls, WI	103,611	11/10	2010	100%	Super Pick ‘N Save

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens McPherson, KS	13,577	03/12	2009	100%	Walgreens (5)

Walgreens Milwaukee, WI	13,905	06/12	1999	100%	Walgreens (5)

Walgreens Nampa, ID	14,490	03/12	2008	100%	Walgreens (5)

Walgreens New Bedford, MA	10,350	09/12	1994	100%	Walgreens (5)

Walgreens St. George, UT	14,382	03/12	2009	100%	Walgreens (5)

Walgreens Villa Park, IL	12,154	08/12	1997	100%	Walgreens (5)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	91%	Jewel Food Stores

Berwyn Plaza Berwyn, IL	15,726	05/98	1983	100%	Deal$

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997/1998	95%	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	98%	Butera Finer Foods

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	84%	None

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	92% (4)	Dominick’s Finer Foods

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Dunkirk Square Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Eastgate Center Lombard, IL	129,101	07/98	1959/2000	77%	Schroeder's Ace Hardware
					Illinois Secretary of State
					Illinois Dept. of Employment
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	93%	Festival Foods

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	95%	Walgreens (5)

Gateway Square Hinsdale, IL	39,710	03/99	1985	83%	None

Golf Road Plaza Niles, IL	25,992	04/97	1982	85%	None

Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None

Hammond Mills Hammond, IN	7,488	12/98	1998/2011	100%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	48%	Deal$

Hickory Creek Market Place Frankfort, IL	55,831	08/99	1999	83%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	77%	Planet Fitness
					Xilin Association
					Big Lots
Medina Marketplace Medina, OH	92,446	12/02	1956/2010	100%	Giant Eagle, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	88%	Go Play

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	82%	Food 4 Less
					O’Reilys Auto Parts
Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	40%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	85%	None

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Orland Greens Orland Park, IL	45,031	09/98	1984	97% (4)	Dollar Tree
					Spree Look Good. Do Good
Park Square Brooklyn Park, MN	136,664	08/02	1986/1988/ 2006	100%	Rainbow
					Planet Fitness
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988/2000	100%	None

Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	84%	JoAnn Stores

Shingle Creek Center Brooklyn Center, MN	39,146	09/99	1986	90%	None

Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	99%	L.A. Fitness
					Conway
St. James Crossing Westmont, IL	49,994	03/98	1990	58%	None

The Shops at Cooper’s Grove Country Club Hills, IL	72,518	01/98	1991	16%	None

Townes Crossing Oswego, IL	105,989	08/02	1988	90%	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,167	08/06	1997	97% (4)	Dominick's Finer Foods (4)
					Walgreens
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	79%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	72%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	87%	Walgreens (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	93%	Jewel Food Stores
					U.S. Postal Service

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	89%	Trader Joe’s
					Chuck E. Cheese
Bergen Plaza Oakdale, MN	257,952	04/98	1978	91%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	99%	Dress Barn
					Barnes & Noble
					Buy Buy Baby
Burnsville Crossing Burnsville, MN	97,210	09/99	1989/2010	93%	PetSmart
					Becker Furniture World
Chestnut Court Darien, IL	172,918	03/98	1987/2009	97% (4)	Office Depot (4)
					X-Sport Gym
					Tuesday Morning
					JoAnn Stores
					Oakridge Hobbies & Toys
					Ross Dress for Less
Lake Park Michigan City, IN	114,867	02/98	1990	87%	Jo Ann Stores
					Hobby Lobby
					Factory Card Outlet
Mosaic Crossing (f/k/a Oliver Square) West Chicago, IL	77,637	01/98	1990	0%	None

Orchard Crossing Ft. Wayne, IN	130,176	04/07	2008	77%	Gordman’s
					Dollar Tree
Park Center Tinley Park, IL	132,940	12/98	1988	79%	Charter Fitness
					Chuck E. Cheese
					Old Country Buffet
					Sears Outlet
Skokie Fashion Square Skokie, IL	84,857	12/97	1984/2010	96%	Ross Dress for Less
					Produce World
Skokie Fashion Square II Skokie, IL	7,151	11/04	1984/2010	100%	None

The Plaza Brookfield, WI	107,952	02/99	1985	88%	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	69%	Marshall’s

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Baytowne Shoppes/Square Champaign, IL	118,305	02/99	1993	100%	Staples
					PetSmart
					Party City
					Citi Trends
					Ulta
Bradley Commons Bourbonnais, IL	174,348	11/11	2007/2011	91%	Shoe Carnival
					Ulta
					Bed, Bath & Beyond
					Dick’s Sporting Goods
					Petco

Crystal Point Crystal Lake, IL	357,914	07/04	1976/1998	95%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus World Market
					Ross Dress for Less
					The Fresh Market
Deertrace Kohler Kohler, WI	149,924	07/02	2000	98%	Elder Beerman
					TJ Maxx
					Dollar Tree
					Ulta
					Jo Ann Stores
Deertrace Kohler II Kohler, WI	24,292	08/04	2003/2004	95%	None

Joliet Commons Joliet, IL	158,853	10/98	1995	94%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					Party City
					Jo Ann Stores
					Buffet City
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Lansing Square Lansing, IL	233,508	12/96	1991	6%	None

Mankato Heights Plaza Mankato, MN	155,173	04/03	2002	89%	TJ Maxx
					Michael’s
					Old Navy
					Pier 1 Imports
					Petco
					Famous Footwear

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Maple Park Place Bolingbrook, IL	214,455	01/97	1992/2004	96% (4)	X-Sport Gym
					Office Depot (4)
					The Sports Authority
					Best Buy
					Ross Dress for Less
Naper West Naperville, IL	214,109	12/97	1985/2009	99%	Barrett’s Home Theater Store
					JoAnn Stores
					Sears Outlet
					Ross Dress for Less
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	100%	Olympic Flame

Orland Park Place Outlots II Orland Park, IL	22,966	04/12	2007	100%	None

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	100%	Staples
					TREK Bicycle Store
					Illinois Bone and Joint
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear
Rivertree Court Vernon Hills, IL	308,610	07/97	1988/2011	95%	Best Buy
					Discovery Clothing
					Office Depot
					TJ Maxx
					Michaels
					Ulta
					Old Country Buffet
					Harlem Furniture
					Gordman’s
					Old Navy
Rochester Marketplace Rochester, MN	70,213	09/03	2001/2003	95%	Staples
					PetSmart
Salem Square Countryside, IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,362	12/02	2000/2001	100%	Kohl's
					Office Max
The Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	86%	Michael’s

The Shops at Orchard Place Skokie, IL	159,091	12/02	2000	99% (4)	Best Buy
					DSW Shoe Warehouse
					Ulta
					Pier 1 Imports
					Petco
					Walter E Smithe
					Party City
University Crossings Mishawaka, IN	111,651	10/03	2003	97%	Marshall’s
					Petco
					Dollar Tree
					Pier 1 Imports
					Ross Medical Education Center
					Babies ‘R’ Us
Westgate Fairview Park, OH	241,901	03/12	2007	84% (4)	Books-A-Million
					Petco
					Marshall’s
					Earth Fare

Lifestyle Centers

Algonquin Commons Algonquin, IL	563,704	02/06	2004/2005	88%	PetSmart
					Office Max
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery Clothing
					Dick's Sporting Goods
					Trader Joe's
					Ulta
					Charming Charlie
					Ross Dress for Less
					Gordman’s
Total	9,413,305			88%

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

As of September 30, 2012, we owned fee simple interests in 42 investment properties through our unconsolidated joint ventures, comprised of 5 single user retail properties, 17 Neighborhood Retail Centers, 10 Community Centers and 10 Power Centers.  These investment properties are located in the states of Illinois (21), Kentucky (1), Minnesota (12), New York (1), Ohio (1), Texas (1), Virginia (1) and Wisconsin (4).  Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single User

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

CVS McAllen, TX	13,204	03/12	2009	100%	CVS

CVS Newport News, VA	13,259	03/12	2009	100%	CVS

Pick 'N Save Sheboygan, WI	62,138	03/12	2010	100%	Pick ‘N Save

Walgreens Dunkirk, NY	13,650	03/12	2008	100%	Walgreens (5)

Neighborhood Retail Centers

Byerly’s Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly’s Food Store
					Erik’s Bike Shop
Caton Crossings Plainfield, IL	83,792	06/03	1998	95% (4)	Strack & Van Til (4)

Champlin Marketplace Champlin, MN	88,577	09/11	1999/2005	91%	Cub Foods

Cobbler Crossing Elgin, IL	102,643	05/97	1993	93%	Jewel Food Stores

Diffley Marketplace Eagan, MN	62,656	10/10	2008	98%	Cub Foods

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	95%	Cub Foods

Mallard Crossing Shopping Center Elk Grove Village, IL	82,929	05/97	1993	94%	Food 4 Less

Maple View Grayslake, IL	105,642	03/05	2000/2005	87%	Jewel Food Stores

Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Stores
					Marshall’s
Mt. Pleasant Shopping Center Mt. Pleasant, WI	83,334	03/12	2011	100%	Pick ‘N Save.

Ravinia Plaza Orland Park, IL	101,341	11/06	1990	46%	Pier 1 Imports

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Red Top Plaza Libertyville, IL	151,840	06/11	1981/2008	89%	Jewel Food Stores

Regal Showplace Crystal Lake, IL	96,928	03/05	1998	100%	Regal Cinemas

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100% (4)	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	98%	Jewel Food Stores

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	93%	Jewel Food Stores

The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	100%	The Foursome, Inc.
					Cub Foods

Community Centers

Brownstones Shopping Center Brookfield, WI	137,816	11/11	1989/2009	94% (4)	Metro Market
					TJ Maxx
Chatham Ridge Chicago, IL	175,991	02/00	1999	95%	Food 4 Less
					Marshall’s
Elston Plaza Chicago, IL	87,946	12/11	1983/2010	90%	Jewel Food Stores
					O’Reilly Auto Parts
Four Flaggs Niles, IL	326,028	11/02	1973/1998/ 2010	100%	Jewel Food Stores
					Party City
					Marshall's
					PetSmart
					Office Depot
					Old Navy
					Global Rehabilitation
					Ashley Furniture
					Sears Outlet
					JoAnn Stores
					Shoe Carnival
Greentree Centre & Outlot Racine, WI	169,268	02/05	1990/1993	94%	Pick ‘N Save
					K - Mart
Quarry Retail Minneapolis, MN	281,458	09/99	1997	94%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Party City
Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	98% (4)	Walgreens
					Conway
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods
					Sears Outlet

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Village Ten Shopping Center Coon Rapids, MN	211,472	08/03	2002	96%	Dollar Tree
					Life Time Fitness Cub Foods
Woodbury Commons Woodbury, MN	116,196	02/12	1992/2004	66%	Hancock Fabrics
					Schuler Shoes
					Dollar Tree
Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	99%	Dominick’s Finer Foods
					Jewish Community Center

Power Centers

Joffco Square Chicago, IL	95,204	01/11	2008	83%	Bed, Bath & Beyond
					Best Buy
Orland Park Place Orland Park, IL	592,445	04/05	1980/1999	100%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
					Buy Buy Baby
					HH Gregg
					Ross Dress for Less
Randall Square Geneva, IL	216,485	05/99	1999	95%	Marshall’s
					Bed, Bath & Beyond
					PetSmart
					Michael’s
					Party City
					Old Navy
Riverdale Commons Coon Rapids, MN	231,753	09/99	1999	99%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
					Home Goods
					Michael’s
Silver Lake Village St. Anthony, MN	159,303	02/12	1991	87%	North Memorial Healthcare
					Cub Foods
Stone Creek Towne Center Cincinnati, OH	142,824	02/12	2008	98%	Bed, Bath & Beyond
					Best Buy
					Old Navy

Inland Real Estate Corporation

Supplemental Financial Information

As of September 30, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

The Point at Clark Chicago, IL	95,455	06/10	1996	100% (4)	DSW Shoe Warehouse
					Marshall’s
					Michael’s
Turfway Commons Florence, KY	105,471	12/11	1993/2007	94%	Babies ‘R’ Us
					Half Price Books
					Guitar Center
					Michael’s
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973/1975/ 1997/2007	95%	Toys R Us
					Harlem Furniture
					Discovery Clothing
					REI
					Hobby Lobby
Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	95%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning

Total	5,602,754			94%

Total/Weighted Average	15,016,059			91%

(1)

Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which maybe different than the tenant name on the lease.
(3)	As of May 31, 2012 this property was held for sale.
(4)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(5)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.